UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

January 1, 2006

Date of Report

(Date of earliest event reported)

GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

(exact name of registrant as specified in charter)

Virginia	001-32709	54-0283385
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6610 West Broad Street, Richmond, VA	23230
(Address of principal executive offices)	(Zip Code)

(804) 281-6000

(Registrant’s telephone number, including area code)

GE Life and Annuity Assurance Company

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b)

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01 Other Events.

GE Life and Annuity Assurance Company has amended its Articles of Incorporation to change its name to Genworth Life and Annuity Insurance Company, effective as of January 1, 2006. A copy of the Amended and Restated Articles of Incorporation is attached hereto as Exhibit 3.1.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Number	Description
3.1	Amended and Restated Articles of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

	By:	/s/ J. Kevin Helmintoller
Date: January 4, 2006		J. Kevin Helmintoller
Senior Vice President – Chief Financial Officer

EXHIBIT INDEX

3.1	Amended and Restated Articles of Incorporation